UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 11, 2017

CBIZ, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-32961	22-2769024
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6050 Oak Tree Boulevard, South, Suite 500 Cleveland, Ohio 44131

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: 216-447-9000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. o

Item 2.02	Results of Operations and Financial Condition.

On August 3, 2017, CBIZ, Inc. (the “Company”) issued a press release announcing its financial results for the three and six months ended June 30, 2017. A copy of the press release is furnished herewith as Exhibit 99.1. A transcript of CBIZ’s earnings conference call held on August 3, 2017 is furnished herewith as Exhibit 99.2. The exhibits contain, and may implicate, forward-looking statements regarding the Company and include cautionary statements identifying important factors that could cause actual results to differ materially from those anticipated.

During the conference call held on August 3, 2017, the CFO inadvertently stated that “we expect to achieve growth in net income after tax from continuing operations within a range of 16% to 20% over the figure reported for 2017.” This growth in net income after tax should have been stated to be over the figure reported for 2016.

In the question and answer session during the conference call, the CFO inadvertently stated that same-unit revenue growth for our Financial Services practice group was 3.2% for both the three and six months ended June 30, 2017. The actual same-unit revenue growth for the Financial Services practice group was 5.5% and 4.3% for the three and six months ended June 30, 2017, respectively.

Item 5.07 Submission of Matters to a Vote of Security Holders.

(d) Say-on-Pay Frequency.

Based on the stockholders agreement, by majority vote at the Company’s 2017 Annual Meeting, with the Board’s recommendation that the Company hold an advisory vote regarding the compensation of the Company’s Named Executive Officers on an annual basis, on May 11, 2017 the Company’s Board of Directors adopted a policy to hold an advisory vote on the compensation of the Company’s Named Executive Officers on an annual basis.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release of CBIZ, Inc. dated August 3, 2017, announcing its financial results for the three and six months ended June 30, 2017.

99.2	Transcript of earnings conference call held on August 3, 2017, discussing CBIZ’s financial results for the three and six months ended June 30, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 7, 2017

CBIZ, INC.

By:	/s/ Ware H. Grove
Name:	Ware H. Grove
Title:	Chief Financial Officer